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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




      Date of Report (Date of earliest event reported): NOVEMBER 14, 2001




                               F.Y.I. INCORPORATED
             (Exact name of registrant as specified in its charter)



       DELAWARE                       0-27444                   75-2560895
(State or other jurisdiction        (Commission              (IRS Employer
    of incorporation)               File Number)             Identification No.)




                              3232 MCKINNEY AVENUE
                                   SUITE 1000
                             DALLAS, TEXAS 75204
                   (Address of principal executive offices)

                                 (214) 935-7555
                         (Registrant's Telephone Number)

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Item 5. Other Events.

      On November 14, 2001, F.Y.I. Incorporated issued the press release filed as exhibit 99.1 to this Form 8-K.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

      99.1  Press Release, dated November 14, 2001.


























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                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: November 15, 2001



                                       F.Y.I. INCORPORATED



                                       By: /s/ Ed H. Bowman, Jr.
                                           -------------------------------------
                                           Ed H. Bowman, Jr.
                                           President and Chief Executive Officer

















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                                  EXHIBIT INDEX


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

 Item
Number                              Description
------                              -----------
99.1                                Press Release, dated November 14, 2001.

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